Exhibit 32.2
                                                                    ------------

          Certification pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. 1350

In connection with the annual report on Form 10-KSB of ELECTRONIC SENSOR TECHNOLOGY, INC. (the "Company") for the fiscal year ended December 31, 2006 (the "Report"), I, Philip Yee, Secretary, Treasurer and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 2, 2007                         /s/ Philip Yee
                                             -----------------------------------
                                             Philip Yee
                                             Secretary, Treasurer and
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)